UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

ViewCast.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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September 2, 2008
Dear Shareholder:
          You are cordially invited to attend the Annual Meeting of Shareholders of ViewCast.com, Inc., doing business as ViewCast Corporation (“ViewCast”), to be held on Thursday, September 25, 2008, at 1:30 p.m. local time at our offices located at 3701 W. Plano Parkway, Suite 300, Plano, TX 75075. At the meeting, you will be asked to consider and vote upon the following proposals:
(1)	To elect five directors to serve for a one-year term or until their successors are duly elected and qualified,

(2)	To ratify the appointment of KBA Group LLP as ViewCast’s independent registered public accounting firm for fiscal year 2008, and

(3)	To transact such other business as may properly come before the meeting and any adjournment thereof.
          After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each of the proposals. Details of the proposals and business to be conducted at the meeting can be found in the enclosed Notice of Meeting and Proxy Statement that follow. In addition, we will report on the affairs of ViewCast and a discussion period will be provided for questions and comments of general interest to shareholders.
          Your vote is extremely important. Whether or not you are able to attend, your shares should be represented and voted at this meeting. Accordingly, please complete, sign and date the enclosed proxy card and mail it in the postage-paid return envelope provided at your earliest convenience. Your prompt response is greatly appreciated.
          Thank you for your consideration and support.
Sincerely,
David T. Stoner
Chief Executive Officer

YOUR VOTE IS IMPORTANT!
Even if you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy card in the envelope provided to ensure that your vote will be counted. You may vote in person at the meeting, if you so desire, even if you have previously sent in your proxy.
If your shares are held in the name of a bank, brokerage firm or other nominee, please contact the party responsible for your account and direct him or her to vote your shares on the enclosed card.

ViewCast Corporation
Notice of Annual Meeting of Shareholders
September 25, 2008
TO THE SHAREHOLDERS:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ViewCast.com, Inc., doing business as ViewCast Corporation (“ViewCast”), a Delaware corporation, is scheduled to be held on September 25, 2008 at 1:30 p.m., local time, at our offices located at 3701 W. Plano Parkway, Suite 300, Plano, TX 75075 for the following purposes:
1.	To elect five directors to serve for a one-year term or until their successors are duly elected and qualified;

2.	To ratify the appointment of KBA Group LLP as ViewCast’s independent registered public accounting firm for fiscal year 2008; and

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.
     Only shareholders of record at the close of business on July 31, 2008 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. All shareholders are cordially invited to attend the Annual Meeting in person. To assure your representation at the meeting, however, you are urged to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided. Shareholders attending the meeting may revoke their proxy and vote in person.
FOR THE BOARD OF DIRECTORS
David T. Stoner
Chief Executive Officer

PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL NO. 1
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDITORS’ FEES
SHAREHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS

ViewCast Corporation
PROXY STATEMENT
GENERAL INFORMATION
Proxy Solicitation
     This Proxy Statement is furnished to the holders of common stock, $.0001 par value (the “Common Stock”) and holders of Series E Convertible Redeemable Preferred Stock, $.0001 par value (“Series E Preferred”), (the Common Stock and Series E Preferred collectively, the “Voting Shares”) of ViewCast.com, Inc., a Delaware corporation (“ViewCast” or the “Company”) in connection with the solicitation by the Board of Directors of ViewCast of proxies for use at the Annual Meeting of Shareholders to be held on Thursday, September 25, 2008 (the “Annual Meeting”), or at any adjournment or postponement thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that will come before the Annual Meeting.
     The Board of Directors of ViewCast is soliciting proxies for use at the Annual Meeting. These proxy solicitation materials are first being mailed on or about September 2, 2008 to all shareholders entitled to vote at the Annual Meeting. Proxies will be solicited chiefly by mail. ViewCast will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Voting Shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of Voting Shares at the Annual Meeting, officers, agents and employees of ViewCast may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. ViewCast expects to spend approximately $10,000.00 soliciting proxies for the Annual Meeting. All expenses incurred in connection with this solicitation will be borne by ViewCast.
Revocability and Voting of Proxy
     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of ViewCast a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Shares of ViewCast’s Voting Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby in favor of the matters as set forth in the accompanying Notice of Annual Meeting of Shareholders and in accordance with their best judgment on any other matters that may properly come before the Annual Meeting.
Voting Securities, Record Date and Voting Rights
     Only holders of record of the Voting Shares at the close of business on July 31, 2008 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 32,107,992 shares of Common Stock were issued and outstanding, excluding treasury stock. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Annual Meeting. As of the record date, 80,000 shares of Series E Preferred were issued and outstanding. Each holder of Series E Preferred is entitled to full voting rights and powers equal to the voting rights and powers of the holders of the Common Stock. For each share of Series E Preferred held, the holder thereof shall be entitled to the number of votes into which such share of Series E Preferred could then be converted into Common Stock. The equivalent amount of Common Stock as of the record date is 15,686,275 shares. Each holder of Series E Preferred shall be entitled to vote, together with holders of the Common Stock, with respect to any question upon which holders of the Common Stock have the right to vote. Fractional votes, however, are not permitted and any fractional voting rights available on an as converted basis will be rounded to the nearest whole number (with one-half being rounded upward).
     The holders of a majority of the outstanding Voting Shares, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.
     Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. Accordingly, abstentions or non-votes will not affect the election of candidates receiving the plurality of votes.

     The ratification of the appointment of KBA Group LLP as ViewCast’s independent registered public accounting firm for fiscal year 2008 and any other matters to come before the Annual Meeting require the approval of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. For this purpose, abstentions and broker non-votes will be deemed shares not voted on such matters, will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for the approval of such matters.
     Inspectors of Election appointed by ViewCast will tabulate votes at the Annual Meeting.
     Executive Officers
     The following table contains information as of August 31, 2008 regarding the executive officers of ViewCast. Each holds the offices listed below and will hold such positions until the next regular meeting of the Board of Directors to be held immediately following the Annual Meeting of Shareholders or until their successors are chosen and qualified by the Board of Directors:

Name	Age	Office Held with Company
David T. Stoner	52	President and Chief Executive Officer

Laurie L. Latham	51	Chief Financial Officer and Senior Vice President of Finance and Administration

Gary J. Klembara	56	Senior Vice President of Sales
     David T. Stoner’s information can be found with the information under Proposal No. 1 concerning nominees for director.
     Laurie L. Latham has served as Chief Financial Officer and Senior Vice President of Finance and Administration of ViewCast since December 1999. From 1997 until she joined ViewCast, Ms. Latham served as Senior Vice President and Chief Financial Officer of Perivox Corporation, an interactive communications and direct marketing company. From 1994 through 1997, she was the Vice President of Finance and Administration at Axis Media Corporation. Prior to joining Axis Media Corporation, Ms. Latham had been in public practice with national and regional accounting firms, including KPMG Peat Marwick, and was the Vice President of Finance and Administration for Medialink International Corporation, a food industry technology company located in California. In addition, Ms. Latham’s earlier career experience included roles within the oil and gas, real estate and agricultural industries. Ms. Latham received her B.B.A. from the University of Texas and is a Certified Public Accountant.
     Gary J. Klembara is currently Senior Vice President of Sales, a position he has held since August 2007. Prior to joining ViewCast, Mr. Klembara was President and CEO of GK Consultancy Group, a sales and business consulting firm, from 2003 until joining ViewCast. From late 2001 to 2002, he was Executive Vice President Sales (Americas and Asia) and President for the Americas for Corel Corporation, which had acquired his prior employer, Micrografx. During 2000 to 2001, Mr. Klembara was the Executive Vice President of Sales for Image2web, Inc., a Micrografx subsidiary, and then was promoted to the same position at the parent company, Micrografx. During 1984 to 2000, Mr. Klembara held various sales and sales management roles with Compaq Computer where his last position was National Director of Systems Integrators. Early in his career, Mr. Klembara held management roles with JCPenney. Mr. Klembara received a Bachelor of Science Degree in Business Administration from Youngstown State University.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     At the 2008 Annual Meeting, five directors are to be elected. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next Annual Meeting or until their successors are elected and qualified. Messrs. Platt, Stoner, Autem, Horsley and Slocum currently serve as directors of ViewCast. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.
     The Board of Directors recommends a vote FOR the election of the Directors named on the enclosed Proxy.
     The names of the nominees for Director and certain other information about them are set forth below:

Nominee	Age	Director Since	Office Held with Company
George C. Platt	68	1999	Chairman of the Board

David T. Stoner	52	2008	President and Chief Executive Officer

Joseph Autem	50	1999	Director

Sherel D. Horsley	66	2006	Director

John W. Slocum, Jr.	67	2006	Director
     George C. Platt has served as a Director since September 1999 and currently serves as Chairman of the Board. Mr. Platt joined ViewCast as Chief Executive Officer and President in September 1999. In October 2005 he relinquished the role of President, and he retired from the position of Chief Executive Officer in July 2008. He currently serves as a Director for Intervoice, Inc. From 1991 through 1999, Mr. Platt was employed by Intecom, Inc., a Dallas-based provider of multimedia telecommunications products and services, holding the positions of CEO and President. Prior to his employment with Intecom, Inc., Mr. Platt was with the President of SRX, an entrepreneurial startup company. Before that, he was a Group Vice President (Business Communications Group) at Rolm Corporation through its acquisition by IBM, and prior to Rolm, Xerox employed him for fifteen years, where he attained the position of Operations Manager, Southeast Region. Mr. Platt holds an M.B.A. from the University of Chicago and a B.S. degree from Northwestern University.
     David T. Stoner has served as a Director since May 2008 and moved to his current position as President and Chief Executive Officer in August 2008. Mr. Stoner joined ViewCast as Vice President of Operations in August 1996 and then became President and Chief Operating Officer in October 2005. From August 1994 to August 1996, Mr. Stoner was Vice President of Engineering for the Connectworks Division of Connectware, Inc., a wholly owned subsidiary of AMP Inc. From July 1986 to August 1994, Mr. Stoner was employed by Visual Information Technologies, Inc. (“VITec”), a manufacturer of video, imaging, and graphics products, which was purchased by Connectware, Inc. At VITec, Mr. Stoner was responsible for the development of hardware and software products, and served in various positions including Vice President of Engineering. From January 1979 to July 1986, Mr. Stoner served in various engineering positions at Texas Instruments, Inc. Mr. Stoner received his B.S. degree in Electrical Engineering from the University of Kansas.
     Joseph Autem has served as a Director since January 1999. He was previously a Director of Broadcast.com, Inc. from September 1996 through August 1999. Mr. Autem has served in various consulting capacities from July 1998 to the present. He is currently general partner of Autem, L.L.C., an investment company formed in May 1999. Autem holds a B.S. in Accounting from Pittsburg State University.
     Sherel D. Horsley has been a Director since June 2006. He is retired from Texas Instruments (TI) where he had 35 years of service covering a variety of marketing and business development leadership roles, including field marketing assignments. His last position at TI was Senior Vice President and product manager of Digital Imaging, where he was responsible for product development, sales, and marketing for all products based on TI’s Digital Light Processing (DLP) Technology. Mr. Horsley was vice chairman of the Electronic Industries Alliance (EIA) and a member of the EIA Board of Governors and Executive Committee. He was also a past board member of the Consumer Electronics Association. During his career, Mr. Horsley received recognition for his work on numerous projects, and led a team that won the prestigious Malcolm Baldrige National Quality Award in 1992. Currently, Mr. Horsley is chairman of the board of the Parish Episcopal School, a pre-K — 12th grade private school.
     John W. Slocum, Jr. has served as Director since June 2006. Professor Slocum holds the title of Professor Emeritus in the Cox School of Business, Southern Methodist University, Dallas, TX. Professor Slocum has taught on the faculties of the University of Washington, Pennsylvania State University, Ohio State University, the International University of Japan, and the Tuck School at Dartmouth College. He is the author of 28 books and currently serves as the co-editor of the Journal of World Business, Organizational Dynamics, and Journal of Leadership and Organizational Studies. Professor Slocum has also served as a management consultant to organizations such as ARAMARK, Lockheed Martin, Celenese, Prudential Bache Indonesia, among others. He is on the executive development staff of programs for the Governors of both Oklahoma and Texas, SMU, University of North Texas Health Sciences, among others. Professor Slocum is currently on the board of advisors for Kisco Senior Living of Carlsbad, California.
     There are no family relationships among the directors, executive officers, or other significant employees of ViewCast.
Board of Directors Independence
     The Board of Directors is comprised of a majority of directors who qualify as independent according to NASDAQ Stock Market listing standards. Based upon the term “independent” as defined by NASDAQ Stock Market listing standards, the Board of Directors has determined that three of our five directors (Joseph Autem, Sherel D. Horsley and John W. Slocum, Jr.) are independent. All members of each of the Audit Committee and the Compensation Committee are independent directors.
     Annually, the Board of Directors reviews the relationships that each director has with us and our affiliates as well as the criteria and standards for determining independence. Upon review, the Board of Directors affirmatively determines which directors are considered independent.
     None of the executive officers of ViewCast served as a member of the board of directors or as a member of the compensation committee or similar board committee of another entity during 2007, which entity had an executive officer serving on the Board of ViewCast or its Compensation Committee. Consequently, there are no interlocking relationships that might affect the determination of the compensation of executive officers of ViewCast.
Meetings of the Board of Directors and Committees
     Meetings. The Board of Directors held a total of seven meetings during ViewCast’s fiscal year ended December 31, 2007. Each Director attended in person or telephonically at least 75% of the meetings held by the Board of Directors and all committees thereof on which he served.
     It is our policy that all directors and nominees should attend the annual meeting of shareholders. All of our directors attended the 2007 Annual Meeting.
     The Board of Directors has established two standing committees: the Audit and Compensation Committees.
     Compensation Committee. The Compensation Committee reviews and approves salaries and bonuses for all officers, administers options outstanding under ViewCast’s stock incentive plans, provides advice and recommendations to the Board regarding directors’ compensation and carries out the responsibilities required by the rules of the U.S. Securities and Exchange Commission (the “SEC”). The Compensation Committee believes that its processes and oversight should be directed toward attracting, retaining and motivating employees and non-employee directors to promote and advance the interests and strategic goals of the Company. The Compensation Committee does not have any employee members. As requested by the Compensation Committee, the Chief Executive Officer will provide information and may participate in discussion regarding compensation for other executive officers. The Compensation Committee does not utilize outside compensation consultants but considers other general industry information and trends if available. The Board of Directors has not adopted a written charter for the Compensation Committee.

     Directors Autem, Horsley and Slocum serve as the members of the Compensation Committee. All members of the Compensation Committee are independent directors as defined under the NASDAQ Stock Market listing standards. The Compensation Committee met one time in the 2007 fiscal year.
     Audit Committee. The Audit Committee oversees and monitors ViewCast’s financial reporting process and internal control system, reviews and evaluates the audit performed by ViewCast’s independent registered public accounting firm and reports any substantive issues found during the audit to the Board and reviews and evaluates the internal audit program. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee will also review and approve all transactions with affiliated parties. The Board of Directors has adopted a written charter for the Audit Committee, which can be located in the investor relations section of our website at www.viewcast.com.
     Directors Autem, Horsley and Slocum serve as the members of the Audit Committee. All members of the committee are independent directors as defined under the NASDAQ Stock Market listing standards. The Audit Committee met four times in the 2007 fiscal year.
     The Board of Directors has determined that Mr. Autem qualifies as an “Audit Committee Financial Expert” as that term is defined by applicable SEC rules, and the Board of Directors has designated him as such.
     Nomination of Directors. The Board of Directors currently does not have a standing nominating committee and consequently has no nominating committee charter. The Board of Directors believes that it is appropriate under existing circumstances for the Company not to have a nominating committee because the Board is comprised of only five members, three of whom are independent as defined under the NASDAQ Stock Market listing standards. Currently, each member of the Board of Directors participates in the consideration of director nominees.
     The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders because the Board believes it can adequately evaluate any such recommendation on a case-by-case basis. However, the Board of Directors would consider for possible nomination qualified nominees recommended by shareholders. Shareholders who wish to propose a qualified candidate for consideration should submit complete information as to the identity and qualifications of that person to the Secretary of the Company at 3701 W. Plano Parkway, Suite 300, Plano, Texas 75075 sufficiently in advance of an annual meeting.
     Absent special circumstances, the Board of Directors will continue to nominate qualified incumbent directors whom the Board believes will continue to make important contributions to the Board and the Company. The Board generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing ViewCast. The Board of Directors does not have a formal process for identifying and evaluating nominees for director. However, the Board will evaluate all candidates, whether recommended by shareholders or otherwise, in accordance with the above criteria.
Code of Conduct and Ethics
     The Company has adopted a Corporate Compliance Program Guidelines and Ethics Policy (the “Code of Conduct and Ethics”) that applies to all employees and officers of the Company and its subsidiaries, including the principal executive officer and principal financial and accounting officer. This policy meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-B and was filed as Exhibit 14.1 to the Company’s report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the SEC on March 30, 2004.
     You may obtain a copy of the Code of Conduct and Ethics, free of charge, by sending a request in writing to Cordia Leung at the following address: Cordia Leung, ViewCast,com, Inc., 3701 W Plano Parkway, Suite 300, Plano, TX 75075.
Shareholder Communications with the Board of Directors.
     Shareholders may send written communications to our Board of Directors by delivering them to The Board of Directors, Viewcast.com, Inc., at 3701 W Plano Parkway, Suite 300, Plano, TX 75075. All shareholder communications will be forwarded to the Chairman of the Board of Directors or, if addressed to the Audit or Compensation Committee, forwarded to the appropriate committee chairman.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of August 31, 2008, based on information obtained from public records and our books and records regarding the persons named below, with respect to the beneficial ownership of shares of our Common Stock and Series E Preferred, respectively, by: (i) each person or a group known by us to be the owner of more than five percent (5%) of each class of our outstanding voting securities, (ii) each director, (iii) each executive officer and (iv) all officers and directors as a group.

			Percentage of
	Shares of Common		Outstanding	Shares of Series E		Percentage of
Name and Address of	Stock Beneficially		Common Stock	Preferred Beneficially		Outstanding Series E
Beneficial Owner	Owned		Owned (1),(2)	Owned		Preferred Owned
H.T. ARDINGER, JR	29,649,601	(3)	54.17	80,000	(13)	100
1990 Lakepointe Dr. Lewisville, TX 75057

DAVID RUGGIERI	2,068,500	(4)	6.44	—		—
525 East Olympia Ave. Punta Gorda, FL 33950

DONALD ADAMS	1,657,000	(5)	5.16	—		—
370 Crestmont Drive San Luis Obispo, CA 93401

GEORGE C. PLATT	803,194	(6)	2.45	—		—

DAVID T. STONER	353,494	(7)	1.09	—		—

LAURIE L. LATHAM	422,963	(8)	1.30	—		—

SHEREL D. HORSLEY	41,662	(9)	*	—		—

JOSEPH AUTEM	139,864	(10)	*	—		—

JOHN W. SLOCUM, JR	34,997	(11)	*	—		—

GARY J. KLEMBARA	49,347	(12)	*	—		—

All executive officers and directors as a group (seven (7) persons)	1,845,521		5.67	—		—

*	Less than one percent (1%)

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from August 31, 2008 upon the exercise of warrants or options. Each beneficial owner’s percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from August 31, 2008 have been exercised. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)	Based on a total of 32,107,992 shares issued and outstanding, excluding treasury stock plus, for each person listed, any Common Stock that person has the right to acquire within 60 days from August 31, 2008 pursuant to options, warrants, conversion privileges, etc.

(3)	Information is based on filings made with the Securities and Exchange Commission under Sections 13 or 16 of the Securities Exchange Act and includes: (i) 181,501 shares owned by Mr. Ardinger’s spouse, (ii) 3,062,687 shares owned by Ardinger Family Trust, (iii) 2,500,000 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants at $0.48 per share owned by Ardinger Family Trust, (iv) 1,103,448 shares of Common Stock reserved for issuance upon the conversion of $4,000,000 of Series B Convertible Preferred Stock to Common Stock at $3.625 per share, (v) 3,333,333 shares of Common Stock reserved for issuance upon the conversion of $2,000,000 of Series C Convertible Preferred Stock to Common Stock at $0.60 per share, and (vi) 15,686,275 shares of Common Stock reserved for issuance upon the conversion of $8,000,000 of Series E Convertible Preferred Stock to Common Stock at $0.51 per share owned by Ardinger Family Partnership.

(4)	As reported on a Schedule 13G filed with the Securities and Exchange Commission on April 12, 2007.

(5)	As reported on a Schedule 13G filed with the Securities and Exchange Commission on November 17, 2006.

(6)	Includes the following shares issuable under the 1995 Option Plan and the 2005 Stock Incentive Plan upon exercise of options: (i) 250,000 shares exercisable at $7.09 per share, (ii) 50,000 shares exercisable at $2.50 per share, (iii) 200,000 shares exercisable at

$1.094 per share, (iv) 70,000 shares exercisable at $0.485 per share, (v) 70,000 shares exercisable at $0.285 per share and (vi) 12,500 shares exercisable at $0.42 per share.

(7)	Includes the following shares issuable under the 1995 Option Plan and the 2005 Stock Incentive Plan upon exercise of options: (i) 15,000 shares exercisable at $5.5005 per share, (ii) 10,000 shares exercisable at $2.50 per share, (iii) 100,000 shares exercisable at $1.094 per share, (iv) 60,000 shares exercisable at $0.485 per share, (v) 50,000 shares exercisable at $0.285 per share and (vi) 62,500 shares exercisable at $0.42 per share.

(8)	Includes the following shares issuable under the 1995 Option Plan and the 2005 Stock Incentive Plan upon exercise of options: (i) 100,000 shares exercisable at $5.50 per share, (ii) 10,000 shares exercisable at $2.50 per share, (iii) 100,000 shares exercisable at $1.094 per share, (iv) 60,000 shares exercisable at $0.485 per share, (v) 50,000 shares exercisable at $0.285 per share and (vi) 62,500 shares exercisable at $0.42 per share.

(9)	Includes the following shares issuable under the 2005 Stock Incentive Plan upon exercise of options: 33,330 shares exercisable at $0.20 per share and 8,332 shares exercisable at $0.475 per share.

(10)	Includes the following shares issuable under the 1995 Directors Option Plan upon exercise of options: (i) 15,000 shares exercisable at $3.1250 per share, (ii) 10,000 shares exercisable at $7.1405 per share, (iii) 10,000 shares exercisable at $2.50 per share, (iv) 10,000 shares exercisable at $0.755 per share, (v) 10,000 shares exercisable at $0.26 per share, (vi) 10,000 shares exercisable at $0.615 per share, (vii) 10,000 shares exercisable at $0.37 per share; includes 40,000 shares issuable under the 1995 Option Plan upon exercise of options at $3.6250 per share; and under the 2005 Stock Incentive Plan includes 8,332 shares exercisable at $0.39 per share and 8,332 exercisable at $0.475 per share.

(11)	Includes the following shares issuable under the 2005 Stock Incentive Plan upon exercise of options: (i) 16,665 shares exercisable at $0.20 per share and (ii) 8,332 shares exercisable at $0.475 per share.

(12)	Includes the following shares issuable under the 2005 Stock Incentive Plan upon exercise of options: 29,347 shares exercisable at $0.46 per share.

(13)	All of these shares are held through the Ardinger Family Partnership, Ltd.

EXECUTIVE COMPENSATION
Summary Compensation Table
The table below sets forth for 2007 the compensation of each of our named executive officers.
SUMMARY COMPENSATION TABLE

					Non-Equity
Name and					Incentive Plan		All Other
Principal				Option	Compensation		Compensation(3)
Positions	Year	Salary(1) ($)	Bonus(1)($)	Awards(2) ($)	($)		($)	Total ($)
George C. Platt,	2007	125,000	—	1,085	—		—	126,085
Chairman and Former CEO (4)	2006	125,000	—	—	—		—	125,000

David T. Stoner,	2007	183,000	9,245	5,426	—		—	197,671
President and CEO (4)	2006	183,000	5,000	—	—		—	188,000

Laurie L. Latham,	2007	171,000	8,639	5,426	—		—	185,065
CFO and Sr. VP Finance and	2006	171,000	5,000	—	—		—	176,000
Administration

Gary J. Klembara, Sr.,	2007	62,500	—	8,922	4,935	(6)	—	76,357
Sr. VP Sales (5)

(1)	The figures shown for salary and bonus represent amounts earned for the fiscal year, whether or not actually paid during such year, and include amounts deferred pursuant non-incentive deferred compensation plans.

(2)	Represents the compensation cost recognized for the fiscal 2007 for options to purchase shares of ViewCast.com, Inc. common stock outstanding to the named executive officer, regardless of the year in which granted and calculated in accordance with FAS 123R for financial statement purposes. For more information concerning the assumptions used for these calculations, please refer to the discussion under the caption Stock-Based Compensation in the Management’s Discussion and Analysis and footnotes to the audited financial statements, included in our Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2007.

(3)	The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans, not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation.

(4)	Mr. Platt retired from the position of Chief Executive Officer on July 31, 2008. As a result, Mr. Stoner was appointed Chief Executive Officer.

(5)	Information for 2006 has been omitted because this executive was not a named executive officer for 2006.

(6)	Represents amounts earned for services rendered during the fiscal year under our SR. VP of Sales and Business Compensation Plan, whether or not actually paid during such fiscal year. Incentive payments calculated based on achievement of 85% of the cumulative quota for sales through September 2007, plus achievement of 78% of the total cumulative quota through December 2007.

     Stock Awards and Stock Option Grants Outstanding
     The following tables set forth information regarding stock awards and similar equity compensation outstanding at December 31, 2007, whether granted in 2007 or earlier, including awards that have been transferred other than for value.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options (#)	Options (#)	Option Exercise	Option
Name	Exercisable	Unexercisable	Price ($)	Expiration Date	Vesting Schedule
George C. Platt	250,000		7.0940	9/17/2009	Fully vested on December 31, 2006
		50,000	7.0940	9/17/2009	16,666 shares of this option shall vest when the average closing price of ViewCast Common Stock, for a 20 out of 30 consecutive trading day period, has doubled in price from the exercise price; the remaining 33,334 shares shall vest in equal installments of 1,388 shares per month thereafter.
		50,000	7.0940	9/17/2009	16,666 shares of this option shall vest when the average closing price of ViewCast Common Stock, for a 20 out of 30 consecutive trading day period, has doubled in price from the exercise price; the remaining 33,334 shares shall vest in equal installments of 1,388 shares per month thereafter.
		50,000	7.0940	9/17/2009	All shares vest immediately on the date following three consecutive quarters of profitability as defined by GAAP consistently applied by the Company.
	50,000		2.5000	8/4/2010	Fully vested on December 31, 2006
	200,000		1.0940	2/28/2011	Fully vested on December 31, 2006
	70,000		0.4850	7/3/2012	Fully vested on December 31, 2006
	70,000		0.2850	4/19/2015	Fully vested on December 31, 2006
		12,500	0.4200	7/10/2014	Options vest on July 10, 2008

Laurie L. Latham	100,000		5.5005	12/21/2009	Fully vested on December 31, 2006
	10,000		2.5000	8/4/2010	Fully vested on December 31, 2006
	100,000		1.0940	2/28/2011	Fully vested on December 31, 2006
	60,000		0.4850	7/3/2012	Fully vested on December 31, 2006
	50,000		0.2850	4/19/2015	Fully vested on December 31, 2006
		62,500	0.4200	7/10/2014	Options vest on July 10, 2008

David T. Stoner	5,000		2.0625	9/9/2008	Fully vested on December 31, 2006
	15,000		5.5005	12/21/2009	Fully vested on December 31, 2006
	10,000		2.5000	8/4/2010	Fully vested on December 31, 2006
	100,000		1.0940	2/28/2011	Fully vested on December 31, 2006
	60,000		0.4850	7/3/2012	Fully vested on December 31, 2006
	50,000		0.2850	4/19/2015	Fully vested on December 31, 2006
		62,500	0.4200	7/10/2014	Options vest on July 10, 2008

Gary J. Klembara		75,000	0.4600	9/4/2014	1/3 will vest on August 15, 2008; remainder to vest 1/36th each month thereafter
     2005 Stock Incentive Plan
     In October 2005, the Company adopted the ViewCast 2005 Stock Incentive Plan (the “2005 Plan”), which replaced its expired stock option plans (the 1995 Employee Stock Option Plan and the 1995 Director Stock Option Plan) and become the sole plan for providing equity-based incentive compensation to ViewCast’s employees, non-employee directors and other service providers. Options granted under the expired stock option plans will continue to be subject to the terms of those plans in effect before the effective date of the 2005 Plan. The plan allows for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards and other incentive awards to employees, non-employee directors and other service providers of ViewCast and its affiliates who are in a position to make a significant contribution to the success of ViewCast and its affiliates. The purposes of the plan are to attract and retain individuals, further align employee and shareholder interests, and closely link compensation with ViewCast’s performance. The 2005 Plan is administered by the Board of Directors.
     The maximum number of shares available for grant under the 2005 Plan is 3,000,000 shares of Common Stock, plus any shares of Common Stock subject to outstanding awards under ViewCast’s prior stock option plans as of the date the 2005 Plan was approved by ViewCast’s stockholders that later cease to be subject to such awards for any reason other than such awards having been exercised or expired. Such shares shall, as of the date such shares cease to be subject to such awards, cease to be available for grant under the prior stock options plans, but shall be available for issuance under the 2005 Plan. The number of shares available for award under the plan is subject to adjustment for certain corporate changes in accordance with the provisions of the plan.
     The Compensation Committee of the Board of Directors currently administers options outstanding under the 2005 Plan and the Director Plan.
     Employee Stock Purchase Plan
     In October 2005, the Company established the ViewCast 2005 Employee Stock Purchase Plan (the “ESPP”) to provide employees of the Company with an opportunity to purchase common stock through payroll deductions. The plan replaced the Company’s expired employee stock purchase plan (the 1995 Employee Stock Purchase Plan) which expired in April 2005. Under the ESPP, 1,000,000 shares of Common Stock have been reserved for issuance, subject to certain antidilution adjustments. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code.
     Under the new 2005 plan, each ESPP offering is for a period of six months ending March 31 and September 30 of each year. Eligible employees may participate in the ESPP by authorizing payroll deductions during an offering period within a percentage range determined by the Board of Directors. Initially, the amount of authorized payroll deductions is not more than ten percent of an employee’s cash compensation during an offering period, and not more than $25,000 per year. Amounts withheld from payroll are applied at the end of each offering period to purchase shares of Common Stock. Participants may withdraw their contributions at any time before stock is purchased, and in the event of withdrawal such contributions will be returned to participants. The purchase price of the Common Stock is equal to ninety-five percent (95%) of the market price of Common Stock at the end of each offering period (the “Exercise Date”). The Purchase Price may be changed by the Board or its committee but in any case shall never be lower than 85% to the fair market value of a share of Common Stock on the Exercise Date. ViewCast pays all expenses incurred in connection with the implementation and administration of the ESPP.
     Employment Agreements
     On May 20, 2008, Mr. Platt, Chief Executive Officer and Chairman of the Board of ViewCast announced his intent to retire from the position of Chief Executive Officer of ViewCast effective at the close of business on July 31, 2008. Following his retirement from the position of Chief Executive Officer of the Company, George C. Platt has continued as Chairman of the Board of the Company. For services rendered to ViewCast as Chairman of the Board, Mr. Platt will receive an annual salary of $65,000. Mr. Platt will receive no additional cash compensation for serving as Chairman other than reimbursement of reasonable expenses incurred in attending meetings.
     Prior to July 31, 2008, we had entered into an employment agreement with Mr. Platt. His employment agreement was in effect through March 2001 and had been renewed annually through March 2008 with ongoing automatic one-year renewals unless ViewCast or Mr. Platt had elected in advance not to renew the agreement. The employment agreement provided (i) for annual base compensation of $240,000; (ii) that he was eligible to receive bonuses if our Board of Directors so elects; (iii) for stock options to purchase 400,000 shares of our common stock pursuant to the 1995 Option Plan(1); and (iv) for an eighteen (18) month non-compete period if ViewCast terminated Mr. Platt. Mr. Platt voluntarily reduced his cash compensation below $240,000 for the 2003 through 2007 calendar years.
     Under the employment agreement, Mr. Platt was entitled to (i) the continuation of his salary for the greater of six months or the remaining term of his employment agreement, with the first six months of such amount being paid in lump sum and any payments in excess of six (6) months being paid beginning six months after termination of employment and (ii) the reimbursement for three months of COBRA premiums if his employment was terminated by ViewCast without cause. These same severance benefits were payable in the event Mr. Platt resigned because of a significant change in the nature and scope of his authority, powers, functions, benefits or duties. In the event ViewCast had terminated Mr. Platt’s employment following a change in control, he would have been entitled to the continuation of his salary for the greater of six months or the remaining term of his employment agreement, with the first six months of such amount being paid in lump sum and any payments in excess of six (6) months being paid beginning six months after termination of employment.
     We have entered into an employment agreement with Mr. Stoner. His employment agreement is in effect through August 2009 and is renewed annually with ongoing automatic one-year renewals unless ViewCast or Mr. Stoner elects in advance not to renew the agreement. The employment agreement provides (i) for annual base compensation of $183,000; (ii) for incentive compensation, at our Board of Directors’ discretion, in an amount up to thirty (30) % of base salary at 100% achievement, increasing in a linear fashion for performance in excess of 100%, with no limit, based fifty (50) % on meeting profitability goals and fifty (50) % on meeting revenue growth targets and such other criteria as determined by the Board of Directors, and (iii) for an eighteen (18) month non-compete and non-solicitation period upon termination of Mr. Stoner.
     Under the employment agreement, Mr. Stoner will be entitled to (i) a lump sum amount equal to six months of his annual salary in effect on the date of termination, (ii) beginning six months after termination the continuation of his salary for six months and (iii) the reimbursement for six months of COBRA premiums if employment is terminated by ViewCast without cause or by the employee due to a significant change in the nature and scope of the authority, powers, functions, benefits or duties attached to his position. In the event ViewCast terminates employment following a change in control, Mr. Stoner will be entitled to (i) a lump sum amount equal to six months of his annual salary in effect on the date of termination and (ii) beginning six months after termination the continuation of his salary for six months.
     We have entered into an employment agreement with Ms. Latham. Her employment agreement is in effect through August 2009 and is renewed annually with ongoing automatic one-year renewals unless ViewCast or Ms. Latham elects in advance not to renew the agreement. The employment agreement provides (i) for annual base compensation of $171,000; (ii) for incentive compensation, at our Board of Directors’ discretion, in an amount up to thirty (30) % of base salary at 100% achievement, increasing in a linear fashion for performance in excess of 100%, with no limit, based fifty (50) % on meeting profitability goals and fifty (50) % on meeting revenue growth targets and such other criteria as determined by the Board of Directors, and (iii) for an eighteen (18) month non-compete and non-solicitation period upon termination of Ms. Latham.
     Under the employment agreement, Ms. Latham will be entitled to (i) a lump sum amount equal to six months of her annual salary in effect on the date of termination, (ii) beginning six months after termination the continuation of her salary for six months and (iii) the reimbursement for six months of COBRA premiums if employment is terminated by ViewCast without cause or by the employee due to a significant change in the nature and scope of the authority, powers, functions, benefits or duties attached to her position. In the event ViewCast terminates Ms. Latham’s employment following a change in control, she will be entitled to (i) a lump sum amount equal to six months of her annual salary in effect on the date of termination and (ii) beginning six months after termination the continuation of her salary for six months.
     We have entered into an employment agreement with Mr. Klembara. His employment agreement is in effect through February 2009 and is renewed annually with ongoing automatic one-year renewals unless ViewCast or Mr. Klembara elects in advance not to renew the agreement. The employment agreement provides (i) for annual base compensation of $165,000; (ii) for incentive compensation deemed appropriate for the position, at our Board of Directors’ discretion, which may be earned for each calendar year, and (iii) for an eighteen (18) month non-compete and non-solicitation period upon termination of employment of Mr. Klembara.
     Under the employment agreement, Mr. Klembara will be entitled to (i) a lump sum amount equal to six months of his annual salary in effect on the date of termination, (ii) beginning six months after termination the continuation of his salary for six months and (iii) the reimbursement for six months of COBRA premiums if employment is terminated by ViewCast without cause or by the employee due to a significant change in the nature and scope of the authority, powers, functions, benefits or duties attached to his position. In the event ViewCast terminates employment following a change in control, Mr. Klembara will be entitled to (i) a lump sum amount equal to six months of his annual salary in effect on the date of termination and (ii) beginning six months after termination the continuation of his salary for six months.
     The employment of all other ViewCast officers is “at will” and may be terminated by ViewCast or the officer at any time, for any reason or no reason.

(1)	The options granted to Mr. Platt consist of five separate option grants that become exercisable or vest as follows provided Mr. Platt is employed by ViewCast as of the applicable vesting date:
(i)	an option for 50,000 shares that vested as of September 17, 2000;

(ii)	an option for 200,000 shares that vested in equal installments of 4,166 shares per month beginning in October, 2000;

(iii)	an option for 50,000 shares that will vest immediately on the date following three consecutive calendar quarters of profitability as defined under generally accepted accounting principles;

(iv)	an option for 50,000 shares, of which 16,666 shares of such option will vest when the average closing price of Common Stock, for a twenty out of thirty consecutive trading day period, has doubled in price from the exercise price ($7.094) of the option, and of which 33,334 shares of such option will vest in equal installments of 1,388 share per month thereafter;

(v)	an option for 50,000 shares, of which 16,666 shares of such option will vest when the average closing price of Common Stock, for a twenty out of thirty consecutive trading day period, has tripled in price from the exercise price of the option, and of which 33,334 shares of such option will vest in equal installment of 1,388 shares per month thereafter.
     In addition, all of the 400,000 options granted to Mr. Platt will immediately vest upon a change of control in ViewCast if not previously vested.
     Director Compensation
     In May 1995, ViewCast adopted a 1995 Director Option Plan (the “Director Plan”) under which only outside directors were eligible to receive nonstatutory stock options. The Director Plan terminated on April 21, 2005. As amended and approved by shareholder vote during 2002, a total of 500,000 shares of Common Stock were authorized for issuance under the Director Plan. As of August 31, 2008, options to purchase an aggregate of 75,000 shares at exercise prices ranging from $0.26 to $7.14 per share had been granted and were outstanding under the Director Plan.
     The exercise price of each option granted under the Director Plan is equal to the fair market value of the Common Stock on the date of grant. Each share grant vests at the rate of 25% of the option shares upon the first anniversary of the date of grant and one forty-eighth of the options shares per month thereafter, unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the Director Plan. On December 22, 2005, the Board of Directors of ViewCast approved accelerating the vesting of “out-of-the-money” unvested options previously awarded to employees, officers and directors under ViewCast’s stock option plans with an exercise price greater than $0.30 per share. The numbers of “out-of-the-money” unvested options under the Director Plan that were accelerated in 2005 and were held by directors as of August 31, 2008 are as follows: Joseph Autem — 14,376 options. In the event of a merger of ViewCast with or into another corporation or a consolidation, acquisition of assets or other change in control transaction involving ViewCast, each option becomes exercisable unless assumed or an equivalent option substituted by the successor corporation.
     Directors who are not independent directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.
     On June 20, 2006, the Board of Directors of ViewCast.com, Inc. approved the policy for the compensation of independent directors by compensating such individuals with cash and equity designed to both reward such independent directors for services rendered to the Corporation and to link a portion of their compensation to the performance of the Corporation by means of equity grants as follows:
•	Each independent director of the Corporation shall be paid a cash retainer equal to $500 per month with an additional cash payment for each meeting of the Board of Directors of the Corporation equal to $1,000 if attended in person and $250 if attended by telephone; and

•	Each independent director of the Corporation who has not previously served on the Board of Directors of the Corporation be granted options under the 2005 Stock Incentive Plan, as described below, to acquire 50,000 shares of the Corporation upon the appointment to the Board of Directors with such option grant to vest annually in three equal parts with the first such installment to vest one year from the date of grant; and

•	Each independent director of the Corporation be granted options under the 2005 Stock Incentive Plan to acquire 25,000 shares of the Corporation each year immediately following the date of the Corporation’s annual meeting, provided that such independent director shall have served as a director of the Corporation at least twelve months prior to the date of such grant, with such option grant to vest annually in three equal parts with the first such installment to vest one year from the date of grant.
     The exercise price of each option granted to an independent director under the 2005 Plan is equal to the fair market value of the Common Stock on the date of grant. As of August 31, 2008, options to purchase an aggregate of 183,335 shares at an exercise price ranging from $0.20 to $0.475 per share had been granted to independent directors and were outstanding under the 2005 Plan and 16,665 options previously granted have been exercised at an exercise price of $0.20 per share.

     The following table sets forth information regarding compensation earned by the non-employee directors of ViewCast.com, Inc. during the last fiscal year ending December 31, 2007.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned (1) ($)	Option Awards (2) ($)	Total ($)
Joseph Autem	10,750	3,783	14,533
Sherel D. Horsley	12,250	2,889	15,139
John W. Slocum, Jr.	12,250	2,889	15,139

(1)	Includes meeting fees earned during the fiscal year, whether such fees were paid currently or deferred.

(2)	Represents the compensation cost recognized for the fiscal year for options to purchase shares of ViewCast.com, Inc. Common Stock outstanding to the director, regardless of the year in which granted and calculated in accordance with FAS 123R for financial statement purposes. For more information concerning the assumptions used for these calculations, please refer to the discussion under the section titled “Stock-Based Compensation” in Note 2 to the audited financial statements contained in our Form 10-KSB/A for the year ended December 31, 2007.
     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.
AUDIT COMMITTEE REPORT
     The following is a report of the Audit Committee of the Board of Directors (the “Audit Committee”) describing the policies applicable to the review of the Company’s financial statements and audit for the year ended December 31, 2007. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
     The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent registered public accounting firm the registered public accounting firm’s independence from management and the Company, including the matters contained in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the registered public accounting firm’s independence. The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1.
     The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during fiscal year 2007.
     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB and the amendment thereto for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent registered public accounting firm.
Submitted by the Audit Committee of ViewCast.com, Inc.
Joseph Autem, Chairman
Sherel D. Horsley
John W. Slocum, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AND DIRECTOR INDEPENDENCE
     Certain Relationships and Related Transactions
     Since October 1998, ViewCast has maintained a working capital line of credit facility with an entity controlled by one of its principal stockholders and prior Chairman of the Board of ViewCast, H. T. Ardinger, Jr.
     On December 11, 2006, H. T. Ardinger and the Ardinger Family Partnership, Ltd. agreed to the conversion of $9,259,582 outstanding debt. The terms of the conversion called for the issuance of 80,000 shares of unregistered convertible preferred stock, with each share having a stated value of $100.00 with voting rights on an “as converted” basis with the common stock, and the issuance of 2,862,687 shares of unregistered common stock. In addition, a seven year warrant was issued to purchase up to 2,500,000 shares of common stock at an exercise price of $0.48 per share. The preferred stock provides for a conversion option to common stock at $0.60 per share of ViewCast common stock with an early conversion discount of 15% during the first twenty-four months. ViewCast and Ardinger also entered into a registration rights agreement.
     In addition, the parties entered into an amended and restated loan and security agreement for the remaining $1,250,000 primary principal and $3,891,361 of accrued interest or secondary principal which shall be due December 31, 2009 subject to certain earlier payment conditions. The interest on the primary principal amount will accrue and be paid monthly based on the effective prime rate plus 1.0% (9.25% and 8.25% as of December 31, 2006 and 2007, respectively) provided, however, that this rate shall not exceed 9.5% prior to December 31, 2007. Interest on the unpaid accrued interest note shall accrue based on the effective Applicable Federal Rate, as defined in the agreement, (4.73% and 3.88% as of December 31, 2006 and 2007, respectively) and shall be paid in full on the maturity date. The Company has recorded $192,994 of accrued interest related to this note at December 31, 2007. The new notes are secured by all the existing liens securing any of the prior outstanding debt. Interest of $6,634 was paid to the partnership during 2006 and $113,029 was paid in 2007.
COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Exchange Act requires ViewCast’s officers, directors and persons who beneficially own more than 10% of a registered class of ViewCast’s equity securities to file reports of ownership and change in ownership with the U.S. Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish ViewCast with copies of Section 16(a) forms which they file.
     To ViewCast’s knowledge, based solely on review of the copies of such reports furnished to ViewCast, and written representations that no other reports were required during the year ended December 31, 2007, all Section 16(a) filing requirements applicable to ViewCast’s officers, directors and greater than 10% beneficial owners were complied with, except for the following transactions by Mr. H.T. Ardinger, Jr., a greater than 10% beneficial owner, and his affiliates, which were reported late on a Form 4 filed on February 14, 2007: two option exercise transactions on January 16, 2007, two warrant exercise transactions on February 2, 2007 and two warrant exercise transactions on February 5, 2007.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Board of Directors has appointed the firm of KBA Group LLP the independent registered public accounting firm for ViewCast for 2008.
     A representative of KBA Group LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders.
     The Board of Directors recommends a vote FOR ratification of KBA Group LLP as ViewCast’s independent registered public accounting firm for the 2008 fiscal year.
AUDITORS’ FEES
     Subject to ratification by the shareholders, the Board of Directors has appointed KBA LLP as our independent registered public accounting firm for the 2008 fiscal year. During the fiscal years ended December 31, 2006 and December 31, 2007, the Company retained KBA LLP to provide audit and other services as follows:

	2006	2007
Audit (1)	$98,450	$88,615
Audit Related Fees (2)	1,130	—
Tax Fees (3)	35,348	17,650
All Other Fees (4)	—	15,500

TOTAL	$134,928	$121,765

(1)	Consists primarily of quarterly review and annual audit services

(2)	Consists primarily of annual shareholder meeting services

(3)	Consists primarily of Federal and State tax services

(4)	Consists primarily of Sarbanes-Oxley compliance services
     The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. The Audit Committee approved the tax fees for services provided by the independent auditors in fiscal years 2006 and 2007.

SHAREHOLDER PROPOSALS
     Proposals of Shareholders of ViewCast that are intended to be presented at ViewCast’s 2009 Annual Meeting of Shareholders must be received by ViewCast no later than May 9, 2009 in order that they may be included in the proxy statement and form of proxy relating to that meeting. If we do not receive notice of any other matter that a shareholder wishes to raise at the 2009 Annual Meeting by July 19, 2009 and a matter is raised at the meeting, the proxies will have discretionary authority to vote on the matter.
ANNUAL REPORT
     A copy of ViewCast’s Annual Report on Form 10-KSB/A for the year ended December 31, 2007, including the financial statements and notes thereto is being mailed to the shareholders of record along with this Proxy Statement. The Annual Report on Form 10-KSB/A is not incorporated by reference in this Proxy Statement and is not considered to be part of the proxy material.
     Annual reports on Form 10-K and Form 10-KSB, quarterly reports on Form 10Q and Form 10-QSB, current reports on Form 8-K and all amendments to those reports are available free of charge from ViewCast’s internet site, www.viewcast.com, by clicking on “About Us” located on the home page, proceeding to “Investor Relations” and selecting “Financial Filings.”
     ViewCast will furnish any or all of the non-confidential exhibits upon payment of a reasonable fee. Please send request for exhibits and/or fee information to:
ViewCast Corporation
3701 W. Plano Parkway, Suite 300
Plano, TX 75075
Attn: Corporate Secretary
OTHER MATTERS
     The Board of Directors knows of no other business matters to be acted upon at the Annual Meeting other than those referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.
By Order of the Board of Directors
David T. Stoner
Chief Executive Officer
Date: September 2, 2008

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

VIEWCAST CORPORATION
3701 W. Plano Parkway, Suite 300
Plano, TX 75075
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Sherel D. Horsley and George C. Platt, and each of them, agents with full power of substitution, to vote as proxy all the Voting Shares, as defined in the Proxy Statement, of ViewCast.com, Inc. held of record by the undersigned on July 31, 2008, at the Annual Meeting of Stockholders of ViewCast.com, Inc. to be held on September 25, 2008, and at any adjournment or postponement thereof, in the manner indicated on the reverse hereof and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.
     The Proxy will be voted as directed, or if no direction is indicated, will be voted FOR all nominees listed below for election as directors and FOR Proposal 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.
(Continued and to be dated and signed on reverse side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY — (Continued from reverse side)	Please mark your votes like this	☒

			VOTE FOR	VOTE
			for all nominees listed	WITHHELD
			to the left, except as to	from all nominees
1.	ELECTION OF DIRECTORS:		those named in the
space below (if any)
	NOMINEES: George C. Platt Joseph Autem John W. Slocum, Jr.	David T. Stoner Sherel D. Horsley	☐	☐
INSTRUCTION: To withhold authority to vote for any individual, write that nominee’s name in the space provided below:

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF THE APPOINTMENT OF KBA GROUP LLP AS INDEPENDENT AUDITORS.	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                        COMPANY ID:
                                        PROXY NUMBER:
                                        ACCOUNT NUMBER:

Signature	Signature (if held jointly)	Dated:	,2008.

When signing as Executor, Administrator, Trustee or the like, please give full title.